UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

MERSANA THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! MERSANA THERAPEUTICS, INC. 840 MEMORIAL DRIVE CAMBRIDGE, MA 02139 MERSANA THERAPEUTICS, INC. You invested in MERSANA THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 8, 2023. *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V13355-P91622 Get informed before you vote View the Notice of Annual Meeting and Proxy Statement and Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to May 25, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* Vote on June 8, 2023 10:00 AM ET Visit www.virtualshareholdermeeting.com/MRSN2023 Vote in Advance of the Meeting Vote by June 7, 2023 11:59 PM ET Visit www.ProxyVote.com 2023 Annual Meeting to be held June 8, 2023 at 10 AM ET Vote by June 7, 2023 11:59 PM ET V1.2

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V13356-P91622 THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Class III Directors, each to serve until the 2026 Annual Meeting of Stockholders Nominees: 1c. Anna Protopapas 1a. Lawrence M. Alleva 2. To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. 1b. David M. Mott 3. To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. 4. To approve an amendment to the Company’s Fifth Amended and Restated Certificate of Incorporation, as amended, to eliminate the supermajority voting requirement applicable to changes to Article IV thereof. 5. To approve an amendment to the Company’s Fifth Amended and Restated Certificate of Incorporation, as amended, to reflect new Delaware law provisions regarding officer exculpation. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For For For For For For For